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                                                                    Exhibit 23.1

                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated February 16, 1999, included in Coventry Health Care, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.



                                         /s/ Arthur Andersen LLP


Baltimore, Maryland
April 2, 1999